Exhibit 10.1

Conformed

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of June 26, 2009, to the Second Amended and Restated Credit Agreement dated as of August 30, 2006 together with the First Amendment to the Second Amended and Restated Credit Agreement dated as of October 1, 2007 (together, as further amended, supplemented or modified from time to time, the “Credit Agreement”), among ARCH CAPITAL GROUP LTD., ARCH CAPITAL GROUP (U.S.) INC., various DESIGNATED SUBSIDIARY BORROWERS party thereto, the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, THE BANK OF NEW YORK, as Collateral Agent, BANK OF AMERICA, N.A., as Syndication Agent, and BARCLAYS BANK PLC, THE BANK OF NEW YORK, WACHOVIA BANK, N.A., CALYON, NEW YORK BRANCH, CITIBANK, N.A., ING BANK N.V., LONDON BRANCH and LLOYDS TSB BANK PLC, as Documentation Agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I.                                         Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

II.                                     Amendments to Section 1.01.

(a) Section 1 is amended by inserting in appropriate alphabetical order the following definitions:

“FRBNY” means the Federal Reserve Bank of New York, or any other governmental authority that is a successor or supplemental lender under TALF.

“Permitted TALF Indebtedness” has the meaning provided in the definition of Permitted Subsidiary Indebtedness in this Section 1.01.

“Permitted TALF Subsidiary” has the meaning provided in the definition of Permitted Subsidiary Indebtedness in this Section 1.01

“Second Amendment” means the Second Amendment, dated as of June 26, 2009, to this Agreement.

“Second Amendment Effective Date” has the meaning provided in the Second Amendment.

“TALF” means the Term Asset-Backed Securities Loan Facility, under which FRBNY will provide funding on a non-recourse basis (other than in the case of certain exceptions to the non-recourse provisions under TALF) to any eligible borrower secured by eligible collateral, as announced by the Board of Governors of the Federal Reserve System and in effect on the effective date of the Amendment and as thereafter amended or otherwise modified from time to time (including any successor or supplemental program thereto).

(b) Section 1.01 is further amended by adding the following sentence to the end of the definition of “Indebtedness”:

For purposes of Section 8.04, “Indebtedness” shall not include any Permitted TALF Indebtedness.

(c) Section 1.01 is further amended by deleting the word “and” at the end of clause (k) of the definition of “Permitted Subsidiary Indebtedness”, replacing the period at the end of clause (l) with “and,” and inserting a new clause (m) immediately after such clause (l), to read in its entirety as follows:

(m) Indebtedness incurred by Arch Investments I LLC, a Delaware limited liability company, or any other Subsidiary directly or indirectly formed by the Parent Borrower solely for the purpose of participating in TALF (any such entity, a “Permitted TALF Subsidiary”), provided that the Administrative Agent consents to the designation of such other Subsidiary as a Permitted TALF Subsidiary, which consent shall not be unreasonably delayed or withheld, arising out of funding extended through TALF and any guarantee of any obligations relating thereto by an affiliate of the Permitted TALF Subsidiary (any such Indebtedness or guarantee, “Permitted TALF Indebtedness”); provided, that if TALF is amended or modified following the date hereafter such that a Permitted TALF Subsidiary incurring Indebtedness under TALF as so amended or modified would (i) be materially adverse to the interests of the Lenders, (ii) change any of the limitations or requirements set forth in this clause (m), or (iii) change in any material respect the exceptions to the non-recourse provisions, then from the date of such amendment or modification, as applicable, no Permitted TALF Subsidiary shall incur any additional Indebtedness under TALF under this clause (m), unless such Indebtedness is consented to by the Administrative Agent.  For avoidance of doubt, the parties hereto acknowledge and agree that (x) amendments or modifications to TALF relating to eligibility requirements for borrowers or collateral, collateral haircuts, tenor and interest rates applicable to loans extended thereunder, administrative fees, program size, termination date or allocation procedures shall not be materially adverse to the interests of the Banks for purposes of this clause (m), and (y) any Indebtedness incurred under this clause (m) by a Permitted TALF Subsidiary prior to the date of the applicable amendment or modification discussed in the proviso above shall continue to constitute Permitted Subsidiary Indebtedness under this clause (m) regardless of any amendment or modification that may occur following the date such Indebtedness is incurred.

III.                                 Amendment to Section 1.04.  Section 1.04 of the Credit Agreement is hereby amended by adding a new clause (b) reading:

(b) Notwithstanding the foregoing, for purposes of computing any amount under this Agreement (including, but not limited to, Consolidated Indebtedness, Consolidated Net Income, Consolidated Net Worth, Consolidated Tangible Net Worth, and Consolidated Total Capital) on a consolidated basis for any purpose under this Agreement, including, but not limited to, Section 7.09 Maximum Parent Borrower Leverage Ratio and Section 7.10 Minimum Consolidated Tangible Net Worth, neither Arch Investments I LLC nor any other Permitted TALF Subsidiary shall be considered a consolidated subsidiary of the Parent Borrower.

IV.                                 Amendment to Section 7.04(a).  Section 7.04(a) of the Credit Agreement is hereby amended by deleting Section 7.04(a) and replacing it with a new Section 7.04(a), reading:

No Borrower will, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except in the case of any Borrower or Intermediate Holdings for the Loans and other Indebtedness which is either pari passu with, or subordinated in right of payment to, the Loans and the other Obligations and in the case of any Subsidiary that is not a Designated Subsidiary Borrower for Indebtedness that is permitted under section 7.04(b).

V.                                     Amendment to Section 7.11.  Section 7.11 of the Credit Agreement is hereby amended by deleting clause (xiv) and replacing it with a new clause (xiv), reading:

(xiv) pursuant to an agreement or instrument relating to any Permitted Subsidiary Indebtedness of the type described in clause (e), (h), (i), (k), or (m) of the definition thereof if such encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings and such encumbrance or restriction will not materially affect such Borrower’s ability to make principal or interest payments on the Loans or to reimburse Unpaid Drawings and

VI.                                 Effective Date.  This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by each Borrower, Intermediate Holdings and the Required Lenders

VII.                             Expenses.  The Parent Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

VIII.                         Representations and Warranties.  Each Credit Party hereby represents that as of the Second Amendment Effective Date: (i) each of the representations and warranties made by it in or pursuant to the Credit Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), (ii) no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein and (iii) the consolidated balance sheet of the Parent and its Subsidiaries as at December 31, 2008 and the related consolidated statements of income, shareholders’ equity and cash flows for the fiscal year ended on such date, reported on by  PricewaterhouseCoopers LLP are complete and correct and present fairly the consolidated financial condition of the Parent Borrower and its Subsidiaries as at such date, and the consolidated results of their operations for the fiscal year then ended.

IX.                                Amendment Fee.  The Borrower agrees to pay each Lender which consents to this Second Amendment on or prior to 12:00 p.m., EDT Friday, June 26, 2009 (by executing and delivering to the Administrative Agent or its counsel an executed counterpart to this Second Amendment on or prior to such time), an amendment fee in an amount equal to 0.035% of the aggregate amount of such Lender’s Revolving Credit Commitment; such fees shall be payable no later than 5:00 p.m., EDT Wednesday, July 1, 2009 in immediately available funds to the Administrative Agent on behalf of the applicable Lender.  Payment of the amendment fee hereunder is contingent upon receipt of at least the consents from the Required Lenders on or prior to 12:00 p.m., EDT Friday, June 26, 2009.

X.                                    Effect.  Except as expressly amended and waived hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Documents shall remain unamended and not waived and shall continue to be in full force and effect.

XI.                                Counterparts.  This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

XII.                            GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ARCH CAPITAL GROUP LTD.

By	/s/ W. Preston Hutchings
Name: W. Preston Hutchings
Title: SVP & Chief Investment Officer

ARCH CAPITAL GROUP (U.S.) INC.

By	/s/ Fred S. Eichler
Name: Fred S. Eichler
Title: Sr VP & CFO

ARCH REINSURANCE LTD.

By	/s/ Nicolas Papadopoulo
Name: Nicolas Papadopoulo
Title: President & Chief Executive Officer

ARCH REINSURANCE COMPANY

By	/s/ John F. Rathgeber
Name: John F. Rathgeber
Title: Chairman & CEO

ARCH INSURANCE COMPANY

By	/s/ Fred S. Eichler
Name: Fred S. Eichler
Title: Sr VP & CFO

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ARCH INDEMNITY INSURANCE COMPANY
(formerly WESTERN DIVERSIFIED CASUALTY INSURANCE COMPANY)

By	/s/ Fred S. Eichler
Name: Fred S. Eichler
Title: Sr VP & CFO

ARCH SPECIALTY INSURANCE COMPANY

By	/s/ Fred S. Eichler
Name: Fred S. Eichler
Title: Sr VP & CFO

ARCH EXCESS & SURPLUS INSURANCE COMPANY

By	/s/ Fred S. Eichler
Name: Fred S. Eichler
Title: Sr VP & CFO

ARCH INSURANCE COMPANY (EUROPE) LIMITED

By	/s/ Paul Robothom
Name: Paul Robotham
Title: Chief Financial Officer

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By	/s/ Melvin Jackson
Name: Melvin Jackson
Title: Vice President

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BANK OF AMERICA, N.A., Individually and as Syndication Agent

By	/s/ Tiffany Burgess
Name: Tiffany Burgess
Title: Vice President

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THE BANK OF NEW YORK MELLON, Individually and as Collateral Agent

By	/s/ Michael Pensari
Name: Michael Pensari
Title: V.P.

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WACHOVIA BANK N.A.

By	/s/ Ronald J. Fry
Name: Ronald J. Fry
Title: Vice President

By	/s/ M. Eugene Wood, III
Name: M. Eugene Wood, III
Title: Managing Director

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ING BANK N.V., LONDON BRANCH

By	/s/ N J Marchant
Name: N J Matchant
Title: Director

By	/s/ M E R Sharman
Name: M E R Sharman
Title: Managing Director

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HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Lawrence Karp
Name: Lawrence Karp
Title: Senior Vice President

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BARCLAYS BANK PLC

By	/s/ David Barton
Name: David Barton
Title: Director

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CALYON, NEW YORK BRANCH

By	/s/ Jay Buckley
Name: Jay Buckley
Title: Managing Director

By	/s/ Charlie Kornberger
Name: Charlie Korneberger
Title: Managing Director

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CITBANK, N.A.

By:	/s/ Peter C. Bickford
Name: Peter C. Bickford
Title: Vice President

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ROYAL BANK OF SCOTLAND PLC
By:	RBS Securities, Inc., as agent
for The Royal Bank of Scotland plc

By	/s/ David Howes
Name: David Howes
Title: Vice President

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LLOYDS TSB BANK PLC

By	/s/ Candi Obrentz
Name: Candi Obrentz
Title: Associate Director
Financial Institutions, USA
0013

By	/s/ Alexander Wilson
Name: Alexander Wilson
Title: Director
Financial Institutions, USA
W055

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CHANG HWA COMMERCIAL BANK, LTD; NEW YORK BRANCH

By:	/s/ Jim C.Y. Chen
Name: JIM C.Y. CHEN
Title: VP & GENERAL MANAGER

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